THE MORTGAGE POOL

GENERAL

                  The mortgage pool consists of two groups of mortgage loans, referred to in the prospectus supplement as "Loan Group 1" and "Loan Group 2" (and each, a "Loan Group"), and also designated as the "Group 1 Loans" and the "Group 2 Loans", respectively. The Group 1 Loans are one- to four-family, adjustable-rate, fully-amortizing residential mortgage loans secured by first liens on mortgaged properties. The Group 2 Loans are adjustable-rate, fully-amortizing multifamily mortgage loans secured by first liens on mortgaged properties. The mortgage loans have original terms to maturity of not greater than 30 years.


                  The mortgage pool will include the initial mortgage loans and the subsequent mortgage loans (each, a "Group 1 subsequent mortgage loan") in Loan Group 1. The initial mortgage loans will be the mortgage loans deposited into the trust on the closing date. The Group 1 subsequent mortgage loans will be purchased with amounts on deposit in the pre-funding account described in the prospectus supplement.

                  The company conveyed the initial mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The company conveyed the Group 1 subsequent mortgage loans to the trust during the Funding Period. The Group 1 subsequent mortgage loans were acquired with amounts on deposit in the Pre-Funding Account pursuant to the Subsequent Transfer Instrument. The Seller made certain representations and warranties with respect to the initial mortgage loans in the Mortgage Loan Sale and Contribution Agreement and with respect to the Group 1 subsequent mortgage loans in the Subsequent Mortgage Loan Sale and Contribution Agreement. These representations and warranties were assigned to the indenture trustee for the benefit of the Bondholders. As more particularly described in the prospectus, the Seller has certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders. SEE "THE MORTGAGE POOLS -- REPRESENTATIONS BY SELLERS" IN THE PROSPECTUS.

                  The mortgage loans were originated or acquired by the Seller in accordance with the underwriting criteria described in this prospectus supplement. SEE "--UNDERWRITING STANDARDS" BELOW.

                  Substantially all of the Group 1 Loans will initially be subserviced by Wendover Funding, Inc. The subservicing with respect to such Group 1 Loans will be transferred to Countrywide Home Loans Servicing LP, or an affiliate thereof, on or about October 1, 2003, with respect to the initial mortgage loans, or no later than three months after the date of transfer to the trust, with respect to the Group 1 subsequent mortgage loans. The Group 2 Loans will be subserviced by Midland Loan Services, Inc. SEE "DESCRIPTION OF THE SERVICING AGREEMENT -- THE SUBSERVICERS" IN THE PROSPECTUS SUPPLEMENT.

                  None of the initial mortgage loans were 30 days or more delinquent as of the Cut-off Date.

                  Substantially all of the mortgage loans have scheduled monthly payments due on the first of the month. Each Group 1 Loan is generally assumable in accordance with the terms of the related mortgage note.

                  Each mortgage loan is required to be covered by a standard hazard insurance policy. SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER--HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

MORTGAGE RATE ADJUSTMENT

                  The mortgage rate on substantially all of the adjustable-rate mortgage loans will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years or five years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

                  The mortgage rate on substantially all of the mortgage loans adjusts based on an index equal to either Six-Month LIBOR or One-Year CMT. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

                  Substantially all of the adjustable-rate mortgage loans did not reach their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Adjustable-rate mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

INDICES ON THE MORTGAGE LOANS

                  The index applicable to the determination of the mortgage rate on approximately 99.15% of the mortgage loans is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or THE WALL STREET JOURNAL and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

                  The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any adjustable-rate mortgage loan based on Six-Month LIBOR.

SIX-MONTH LIBOR

MONTH          1996     1997     1998    1999    2000    2001     2002     2003
-----          ----     ----     ----    ----    ----    ----     ----     ----
January......  5.34%    5.71%    5.75%   5.04%   6.23%   5.36%    1.99%    1.35%
February.....  5.29     5.68     5.78    5.17    6.32    4.96     2.06     1.34
March........  5.52     5.96     5.80    5.08    6.53    4.71     2.33     1.26
April........  5.42     6.08     5.87    5.08    6.61    4.23     2.10     1.29
May..........  5.64     6.01     5.81    5.19    7.06    3.91     2.09     1.22
June.........  5.84     5.94     5.87    5.62    7.01    3.83     1.95     1.12
July.........  5.92     5.83     5.82    5.65    6.88    3.70     1.86
August.......  5.74     5.86     5.69    5.90    6.83    3.48     1.82
September....  5.75     5.85     5.36    5.96    6.76    2.53     1.75
October......  5.58     5.81     5.13    6.13    6.72    2.17     1.62
November.....  5.55     6.04     5.28    6.04    6.68    2.10     1.47
December.....  5.62     6.01     5.17    6.13    6.20    1.98     1.38

         The index applicable to the determination of the mortgage rate on approximately 0.85% of the mortgage loans will be based on the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal Reserve Board in statistical Release No. H.15(519) as most recently available as of the date forty-five days, thirty-five days or thirty days prior to the adjustment date or on the adjustment date, as published in the place specified in the related mortgage note and as made available as of the date specified in the related mortgage note.

PREPAYMENT CHARGES

         Approximately 79.64% of the mortgage loans in loan group 1and all of the mortgage loans in loan group 2, respectively (by aggregate outstanding principal balance of the related mortgage loans as of the cut- off date), provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. The prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on the residential loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. For the multifamily loans with no initial fixed rate period or a three year fixed rate period, the amount of the prepayment charge is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the third year. For the multifamily loans with a five year fixed rate period, the amount of the charge is 5% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the fifth year. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Bonds.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

         Substantially all of the Group 1 Loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

         Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim.

         The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

         With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates for the mortgage loans will range from 0.30% per annum to 1.94% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

         To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms.

         SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER -- HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

MORTGAGE LOAN CHARACTERISTICS

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the Group 1 Loans and Group 2 Loans were recorded in the name of MERS. FOR ADDITIONAL INFORMATION REGARDING THE RECORDING OF MORTGAGES IN THE NAME OF MERS SEE "YIELD ON THE BONDS--YIELD

SENSITIVITY OF THE CLASS 1-A-2 BONDS, CLASS M BONDS AND CLASS B BONDS" IN THIS PROSPECTUS SUPPLEMENT.


LOAN GROUP 1

         The Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $399,999,386, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 1 Loans are secured by first liens on the related mortgaged property.

         The average principal balance of the Group 1 Loans at origination was approximately $263,797. No Group 1 Loan had a principal balance at origination of greater than approximately $952,000 or less than approximately $47,600. The average principal balance of the Group 1 Loans as of the Cut-off Date was approximately $263,678. No Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $952,000 or less than approximately $47,507.

         As of the Cut-off Date, the Group 1 Loans had mortgage rates ranging from approximately 3.000% per annum to approximately 9.00% per annum and the weighted average mortgage rate was approximately 5.318% per annum. The weighted average remaining term to stated maturity of the Group 1 Loans was approximately 359 months as of the Cut-off Date. None of the Group 1 Loans will have a first Due Date prior to July 1, 2002, or after September 1, 2003, or will have a remaining term to maturity of less than 347 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1 Loan is August 1, 2033.

         Approximately 52.10% and 1.87% of the Group 1 Loans have initial interest only periods of five and ten years, respectively.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 1 Loans was approximately 78.73%. No loan-to-value ratio at origination of any Group 1 Loan was greater than approximately 100.00% or less than approximately 25.38%.

         None of the Group 1 Loans are buydown mortgage loans.

         None of the Group 1 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         Approximately 99.84% of the Group 1 Loans have not reached their first adjustment date as of the Closing Date.

         Approximately 79.64% of the Group 1 Loans provide for prepayment charges.

         Approximately 16.90% and 10.37% of the Group 1 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 1 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.86% per annum.

         Set forth below is a description of certain additional characteristics of the Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                        PRINCIPAL BALANCES AT ORIGINATION

                                                  AGGREGATE      PERCENTAGE OF
           ORIGINAL                                 UNPAID       CUT-OFF DATE
         GROUP 1 LOAN              NUMBER OF      PRINCIPAL        AGGREGATE
     PRINCIPAL BALANCES ($)      GROUP 1 LOANS     BALANCE     PRINCIPAL BALANCE
-------------------------------  -------------  ------------   -----------------
      0.01 -     50,000.00.....          1      $     47,507          0.01%
 50,000.01 -    100,000.00.....         62         5,302,141          1.33
100,000.01 -    150,000.00.....        227        28,979,049          7.24
150,000.01 -    200,000.00.....        256        45,063,306         11.27
200,000.01 -    250,000.00.....        245        55,028,908         13.76
250,000.01 -    300,000.00.....        242        66,647,063         16.66
300,000.01 -    350,000.00.....        179        57,946,060         14.49
350,000.01 -    400,000.00.....        118        44,413,982         11.10
400,000.01 -    450,000.00.....         62        26,275,752          6.57
450,000.01 -    500,000.00.....         49        23,419,146          5.85
500,000.01 -    550,000.00.....         27        14,193,313          3.55
550,000.01 -    600,000.00.....         12         6,964,568          1.74
600,000.01 -    650,000.00.....         18        11,514,254          2.88
650,000.01 -    700,000.00.....          7         4,689,169          1.17
700,000.01 -    750,000.00.....          7         5,197,000          1.30
750,000.01 -    800,000.00.....          2         1,566,968          0.39
800,000.01 -    850,000.00.....          1           850,000          0.21
900,000.01 -    950,000.00.....          1           949,200          0.24
950,000.01 - 1,000,000.00......          1           952,000          0.24
                                     -----      ------------        ------
       Total...................      1,517      $399,999,386        100.00%
                                     =====      ============        ======


     The average principal balance of the Group 1 Loans at origination was approximately $263,797.

                    PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                  AGGREGATE      PERCENTAGE OF
                                                    UNPAID       CUT-OFF DATE
      CURRENT GROUP 1 LOAN         NUMBER OF      PRINCIPAL        AGGREGATE
     PRINCIPAL BALANCES ($)      GROUP 1 LOANS     BALANCE     PRINCIPAL BALANCE
-------------------------------  -------------  ------------   -----------------
      0.01 -    50,000.00......         1       $     47,507         0.01%
 50,000.01 -   100,000.00......        62          5,302,141         1.33
100,000.01 -   150,000.00......       227         28,979,049         7.24
150,000.01 -   200,000.00......       256         45,063,306        11.27
200,000.01 -   250,000.00......       246         55,278,659        13.82
250,000.01 -   300,000.00......       241         66,397,312        16.60
300,000.01 -   350,000.00......       179         57,946,060        14.49
350,000.01 -   400,000.00......       118         44,413,982        11.10
400,000.01 -   450,000.00......        62         26,275,752         6.57
450,000.01 -   500,000.00......        49         23,419,146         5.85
500,000.01 -   550,000.00......        27         14,193,313         3.55
550,000.01 -   600,000.00......        12          6,964,568         1.74
600,000.01 -   650,000.00......        18         11,514,254         2.88
650,000.01 -   700,000.00......         7          4,689,169         1.17
700,000.01 -   750,000.00......         7          5,197,000         1.30
750,000.01 -   800,000.00......         2          1,566,968         0.39
800,000.01 -   850,000.00......         1            850,000         0.21
900,000.01 -   950,000.00......         1            949,200         0.24
950,000.01 - 1,000,000.00......         1            952,000         0.24
                                    -----       ------------       ------
         Total.................     1,517       $399,999,386       100.00%
                                    =====       ============       ======

     As of the Cut-off Date, the average current principal balance of the Group 1 Loans will be approximately $263,678.

                                 MORTGAGE RATES

                                              AGGREGATE         PERCENTAGE OF
                                                UNPAID          CUT-OFF DATE
                             NUMBER OF        PRINCIPAL           AGGREGATE
   MORTGAGE RATES (%)      GROUP 1 LOANS       BALANCE        PRINCIPAL BALANCE
------------------------   -------------       -------        -----------------
3.000 - 3.499...........         14         $  2,981,706             0.75%
3.500 - 3.999...........         96           30,355,089             7.59
4.000 - 4.499...........        179           49,838,197            12.46
4.500 - 4.999...........        294           85,051,846            21.26
5.000 - 5.499...........        247           68,457,092            17.11
5.500 - 5.999...........        250           66,016,943            16.50
6.000 - 6.499...........        137           33,578,968             8.39
6.500 - 6.999...........        130           30,017,203             7.50
7.000 - 7.499...........         80           17,191,948             4.30
7.500 - 7.999...........         53           10,357,877             2.59
8.000 - 8.499...........         20            3,375,826             0.84
8.500 - 8.999...........         15            2,586,410             0.65
9.000 - 9.499...........          2              190,282             0.05
                              -----         ------------           ------
Total...................      1,517         $399,999,386           100.00%
                              =====         ============           ======


     The weighted average mortgage rate of the Group 1 Loans was approximately 5.318% per annum.

                              NEXT ADJUSTMENT DATE

                                              AGGREGATE          PERCENTAGE OF
                                                UNPAID           CUT-OFF DATE
                            NUMBER OF         PRINCIPAL            AGGREGATE
  NEXT ADJUSTMENT DATE    GROUP 1 LOANS        BALANCE         PRINCIPAL BALANCE
-----------------------   -------------     ------------       -----------------
August 1, 2003.........         5           $    895,833             0.22%
September 1, 2003......         7              2,230,967             0.56
October 1, 2003........         6              1,235,106             0.31
November 1, 2003.......        13              3,389,065             0.85
December 1, 2003.......        80             22,650,440             5.66
January 1, 2004........       230             66,591,063            16.65
February 1, 2004.......       138             34,234,680             8.56
June 1, 2004...........         1                 89,458             0.02
March 1, 2005..........         2                327,444             0.08
April 1, 2005..........         4                758,164             0.19
May 1, 2005............        18              5,173,451             1.29
June 1, 2005...........       141             34,272,536             8.57
July 1, 2005...........       398            103,214,014            25.80
August 1, 2005.........       170             41,430,160            10.36
May 1, 2006............         3                947,338             0.24
June 1, 2006...........        18              4,343,528             1.09
July 1, 2006...........        76             20,786,030             5.20
August 1, 2006.........        37              8,724,800             2.18
March 1, 2008..........         1                322,700             0.08
April 1, 2008..........         2                420,677             0.11
May 1, 2008............        17              4,990,276             1.25
June 1, 2008...........        57             14,013,210             3.50
July 1, 2008...........        65             18,958,531             4.74
August 1, 2008.........        20              8,044,100             2.01
March 1, 2010..........         1                338,570             0.08
May 1, 2010............         2                632,490             0.16
June 1, 2010...........         4                901,441             0.23
July 1, 2010...........         1                 83,316             0.02
                            -----           ------------           ------
    Total..............     1,517           $399,999,386           100.00%
                            =====           ============           ======

     As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1 Loans will be approximately 23 months.

                                  GROSS MARGIN

                                                AGGREGATE        PERCENTAGE OF
                                                  UNPAID         CUT-OFF DATE
                                NUMBER OF       PRINCIPAL          AGGREGATE
      GROSS MARGINS (%)       GROUP 1 LOANS      BALANCE       PRINCIPAL BALANCE
---------------------------   -------------    ------------    -----------------
1.000 - 1.249..............          1         $    750,000          0.19%
1.750 - 1.999..............          3            1,105,500          0.28
2.000 - 2.249..............          5            1,624,963          0.41
2.250 - 2.499..............         70           24,677,250          6.17
2.500 - 2.749..............         68           17,233,546          4.31
2.750 - 2.999..............        323           89,916,894         22.48
3.000 - 3.249..............        487          129,516,403         32.38
3.250 - 3.499..............        237           58,280,262         14.57
3.500 - 3.749..............        106           28,057,503          7.01
3.750 - 3.999..............         38            9,413,422          2.35
4.000 - 4.249..............         24            5,370,186          1.34
4.250 - 4.499..............         29            6,358,743          1.59
4.500 - 4.749..............         14            2,984,348          0.75
4.750 - 4.999..............          8            1,585,164          0.40
5.000 - 5.249..............         81           18,043,502          4.51
5.250 - 5.499..............          8            1,838,676          0.46
5.500 - 5.749..............          3              672,350          0.17
5.750 - 5.999..............          6            1,267,634          0.32
6.000 - 6.249..............          3              650,913          0.16
6.500 - 6.749..............          1              251,028          0.06
6.750 - 6.999..............          1              126,100          0.03
7.000 - 7.249..............          1              275,000          0.07
                                 -----         ------------        ------
    Total..................      1,517         $399,999,386        100.00%
                                 =====         ============        ======

     As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Loans will be approximately 3.172% per annum.

                              MAXIMUM MORTGAGE RATE

                                                  AGGREGATE      PERCENTAGE OF
                                                    UNPAID       CUT-OFF DATE
                                  NUMBER OF       PRINCIPAL        AGGREGATE
MAXIMUM MORTGAGE RATES (%)      GROUP 1 LOANS      BALANCE     PRINCIPAL BALANCE
-----------------------------   -------------   ------------   -----------------
6.500 -   6.999..............          1        $    194,725         0.05%
8.500 -   8.999..............          1             347,671         0.09
9.000 -   9.499..............         17           4,428,395         1.11
9.500 -   9.999..............        107          35,426,009         8.86
10.000 - 10.499..............        190          53,910,388        13.48
10.500 - 10.999..............        302          84,343,857        21.09
11.000 - 11.499..............        254          67,116,275        16.78
11.500 - 11.999..............        240          63,547,121        15.89
12.000 - 12.499..............        115          29,311,481         7.33
12.500 - 12.999..............        125          28,880,462         7.22
13.000 - 13.499..............         67          14,169,905         3.54
13.500 - 13.999..............         51          10,107,869         2.53
14.000 - 14.499..............         18           3,454,434         0.86
14.500 - 14.999..............         18           2,964,271         0.74
15.000 - 15.499..............          9           1,419,234         0.35
15.500 - 15.999..............          2             377,289         0.09
                                   -----        ------------       ------
    Total....................      1,517        $399,999,386       100.00%
                                   =====        ============       ======


     As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Loans will be approximately 11.262% per annum.

                            INITIAL FIXED-RATE PERIOD

                                                AGGREGATE        PERCENTAGE OF
                                                  UNPAID         CUT-OFF DATE
                               NUMBER OF        PRINCIPAL          AGGREGATE
INITIAL FIXED-RATE PERIOD    GROUP 1 LOANS       BALANCE       PRINCIPAL BALANCE
--------------------------   -------------    ------------     -----------------
Six Months................        479         $131,227,154           32.81%
Twenty-Four Months........        733          185,097,226           46.27
Twenty-Four Months........          1              168,000            0.04
Three Years...............        134           34,801,695            8.70
Five Years................        162           46,749,494           11.69
Seven Years...............          8            1,955,817            0.49
                                -----         ------------          ------
    Total.................      1,517         $399,999,386          100.00%
                                =====         ============          ======



                                INITIAL RATE CAP

                                                 AGGREGATE       PERCENTAGE OF
                                                   UNPAID        CUT-OFF DATE
                                NUMBER OF        PRINCIPAL         AGGREGATE
    INITIAL RATE CAP (%)      GROUP 1 LOANS       BALANCE      PRINCIPAL BALANCE
--------------------------    -------------    ------------    -----------------
1.00......................         472         $129,779,161           32.44%
1.50......................           7            1,447,993            0.36
2.00......................       1,002          257,914,730           64.48
5.00......................          31            8,052,234            2.01
6.00......................           5            2,805,268            0.70
                                 -----         ------------          ------
    Total.................       1,517         $399,999,386          100.00%
                                 =====         ============          ======



                                PERIODIC RATE CAP

                                                AGGREGATE        PERCENTAGE OF
                                                  UNPAID         CUT-OFF DATE
                               NUMBER OF        PRINCIPAL          AGGREGATE
 PERIODIC RATE CAP (%)       GROUP 1 LOANS       BALANCE       PRINCIPAL BALANCE
------------------------     -------------    ------------     -----------------
1.00....................        1,451         $382,837,966            95.71%
1.50....................           31            6,344,906             1.59
2.00....................           35           10,816,514             2.70
                                -----         ------------           ------
    Total...............        1,517         $399,999,386           100.00%
                                =====         ============           ======

                             ORIGINAL LOAN-TO-VALUE RATIOS

                                                        AGGREGATE        PERCENTAGE OF
                                                          UNPAID         CUT-OFF DATE
                                       NUMBER OF        PRINCIPAL          AGGREGATE
ORIGINAL LOAN-TO-VALUE RATIOS (%)    GROUP 1 LOANS       BALANCE       PRINCIPAL BALANCE
---------------------------------    -------------    ------------     -----------------
25.01 -30.00.....................              3      $  1,423,262            0.36%
30.01 -35.00.....................              7         1,893,980            0.47
35.01 -40.00.....................              4           576,498            0.14
40.01 -45.00.....................              5         1,836,748            0.46
45.01 -50.00.....................             19         6,416,143            1.60
50.01 -55.00.....................             17         5,649,263            1.41
55.01 -60.00.....................             24         6,709,072            1.68
60.01 -65.00.....................             31        10,866,351            2.72
65.01 -70.00.....................            185        53,301,662           13.33
70.01 -75.00.....................             75        21,468,634            5.37
75.01 -80.00.....................            673       180,168,256           45.04
80.01 -85.00.....................             49        13,842,092            3.46
85.01 -90.00.....................            257        60,566,627           15.14
90.01 -95.00.....................            157        33,264,926            8.32
95.01 -100.00....................             11         2,015,874            0.50
                                           -----      ------------          ------
Total............................          1,517      $399,999,386          100.00%
                                           =====      ============          ======

     The minimum and maximum loan-to-value ratios of the Group 1 Loans at origination were approximately 25.38% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1 Loans at origination was approximately 78.73%.

                                 OCCUPANCY TYPES



                                                AGGREGATE        PERCENTAGE OF
                                                  UNPAID         CUT-OFF DATE
                               NUMBER OF        PRINCIPAL          AGGREGATE
  OCCUPANCY TYPE             GROUP 1 LOANS       BALANCE       PRINCIPAL BALANCE
-----------------------      -------------    ------------     -----------------
Owner Occupied.........          1,239        $338,344,883            84.59%
Investor...............            245          52,143,759            13.04
Second Home............             33           9,510,744             2.38
                                 -----        ------------           ------
Total..................          1,517        $399,999,386           100.00%
                                 =====        ============           ======

     Occupancy type is based on the representation of the borrower at the time of origination.


                     MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                          AGGREGATE       PERCENTAGE OF
                                                            UNPAID        CUT-OFF DATE
     LOAN PROGRAM AND DOCUMENTATION       NUMBER OF       PRINCIPAL         AGGREGATE
                  TYPE                  GROUP 1 LOANS      BALANCE      PRINCIPAL BALANCE
-------------------------------------   -------------   -------------   -----------------
Progressive Series Program
(Full Documentation).................          277      $  70,455,018         17.61%
Progressive Series Program (Limited
(Stated) Documentation)..............          622        173,969,093         43.49
Progressive Series Program (No
Income/No Asset Documentation).......            3            651,401          0.16
Progressive Series Program
(Lite/Reduced Documentation (SE))....            2            906,855          0.23
Progressive Express(TM)Program
 (Non Verified Assets)...............          253         61,642,278         15.41
Progressive Express(TM)Program
(Verified Assets)....................          219         58,484,933         14.62
Progressive Express(TM)Program
(Self-Employed)......................            1            267,421          0.07
Progressive Express(TM)No Doc
Program (No Documentation)...........          112         25,922,120          6.48
Progressive Express(TM)Program No Doc
Program (Verified Assets)............           22          6,516,056          1.63
Progressive Series Program (Full
Income/Stated Assets Documentation)..            6          1,184,211          0.30
                                             -----       ------------        ------
Total................................        1,517       $399,999,386        100.00%
                                             =====       ============        ======

     SEE "--UNDERWRITING STANDARDS" BELOW FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.

                                 RISK CATEGORIES

                                                   AGGREGATE     PERCENTAGE OF
                                                     UNPAID      CUT-OFF DATE
                                    NUMBER OF      PRINCIPAL       AGGREGATE
         CREDIT GRADE             GROUP 1 LOANS     BALANCE    PRINCIPAL BALANCE
--------------------------------  -------------  ------------  -----------------
A+(1)...........................        672      $187,509,436        46.88%
A (1)...........................        310        78,571,417        19.64
A-(1)...........................         26         7,377,525         1.84
B(1)............................          4           943,413         0.24
C(1)............................          4         1,094,254         0.27
Progressive Express(TM)I(2).....        243        63,622,995        15.91
Progressive Express(TM)II(2)....        209        49,515,874        12.38
Progressive Express(TM)III(2)...         17         4,570,368         1.14
Progressive Express(TM)IV(2)....         13         3,389,475         0.85
Progressive Express(TM)V(2).....         12         1,956,215         0.49
Progressive Express(TM)VI(2)....          7         1,448,415         0.36
                                      -----      ------------       ------
Total...........................      1,517      $399,999,386       100.00%
                                      =====      ============       ======
_________________

(1) All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and C correspond to Progressive Series I+, I and II, III and III+, IV, and V, respectively. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 1 Loans is generally based on the borrower's "FICO" score and therefore these Group 1 Loans do not correspond to the alphabetical risk categories listed above.

     SEE "--UNDERWRITING STANDARDS" BELOW FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.

                                 PROPERTY TYPES

                                                 AGGREGATE       PERCENTAGE OF
                                                   UNPAID        CUT-OFF DATE
                                 NUMBER OF       PRINCIPAL         AGGREGATE
       PROPERTY TYPE           GROUP 1 LOANS      BALANCE      PRINCIPAL BALANCE
----------------------------   -------------   ------------    -----------------
Single-Family...............        881        $232,648,918         58.16%
De Minimis PUD..............        240          71,098,496         17.77
Condominium.................        231          52,261,264         13.07
Two-to-Four Family..........         74          22,480,031          5.62
Planned Unit Development....         65          14,240,658          3.56
Hi-Rise.....................         21           6,435,480          1.61
Town House..................          3             479,540          0.12
Manufactured................          1             232,500          0.06
CondoHotel..................          1             122,500          0.03
                                  -----        ------------        ------
Total.......................      1,517        $399,999,386        100.00%
                                  =====        ============        ======



                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                AGGREGATE       PERCENTAGE OF
                                                  UNPAID        CUT-OFF DATE
                                NUMBER OF       PRINCIPAL         AGGREGATE
            STATE             GROUP 1 LOANS      BALANCE      PRINCIPAL BALANCE
---------------------------   -------------   ------------    -----------------
California.................        941        $278,740,273          69.69%
Florida....................        165          31,377,034           7.84
Other (less than 3% in any
one state).................        411          89,882,079          22.47
                                 -----        ------------         ------
Total......................      1,517        $399,999,386         100.00%
                                 =====        ============         ======

     No more than approximately 0.86% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                                  LOAN PURPOSES

                                                  AGGREGATE      PERCENTAGE OF
                                                    UNPAID       CUT-OFF DATE
                                  NUMBER OF       PRINCIPAL        AGGREGATE
          LOAN PURPOSE          GROUP 1 LOANS      BALANCE     PRINCIPAL BALANCE
------------------------------  -------------   ------------   -----------------
Purchase......................        992       $258,197,486          64.55%
Cash-Out Refinance............        387        103,758,679          25.94
Rate and Term Refinance.......        138         38,043,221           9.51
                                    -----       ------------         ------
Total.........................      1,517       $399,999,386         100.00%
                                    =====       ============         ======


         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

LOAN GROUP 2

         The Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $77,192,729, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 2 Loans are multifamily loans and are secured by first liens on the related mortgaged property.

         The average principal balance of the Group 2 Loans at origination was approximately $805,998. No Group 2 Loan had a principal balance at origination of greater than approximately $2,480,000 or less than approximately $205,000. The average principal balance of the Group 2 Loans as of the Cut-off Date was approximately $804,091. No Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $2,476,808 or less than approximately $204,666.

         As of the Cut-off Date, the Group 2 Loans had mortgage rates ranging from approximately 4.250% per annum to approximately 6.750% per annum and the weighted average mortgage rate was approximately 5.295% per annum. The weighted average remaining term to stated maturity of the Group 2 Loans was approximately 355 months as of the Cut-off Date. None of the Group 2 Loans will have a first Due Date prior to April 1, 2003, or after August 1, 2003, or will have a remaining term to maturity of less than 238 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 2 Loan is July 1, 2033.

         None of the Group 2 Loans are buydown mortgage loans.

         None of the Group 2 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         None of the Group 2 Loans have reached their first adjustment date as of the Closing Date.

         All of the Group 2 Loans provide for prepayment charges.

         The Group 2 Loans had debt service coverage ratios as of the Cut-off Date of at least 1.20x but not more than 2.97x, with a weighted average debt service coverage ratio of approximately 1.45x. The Group 2 Loans had occupancy rates, determined as of the most recent date information was available, ranging from approximately 83.33% to approximately 100.00%, with a weighted average occupancy rate at origination of approximately 97.56%.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 2 Loans was approximately 65.75%. No loan-to-value ratio at origination of any Group 2 Loan was greater than approximately 75.00% or less than approximately 16.74%.

         All of the Group 2 Loans will accrue interest on an actual number of days in the prior calendar month and a year consisting of 360 days. As a result, the portion of the scheduled monthly payment in respect of interest received on the Group 2 Loans will be greater if the prior calendar month has 31 days, and will be reduced if the prior calendar month is February. However, all of the Group 2 Loans will be treated as if they paid interest on a 360-day year consisting of twelve 30-day months.

         None of the Group 2 Loans are cross-collateralized with other multifamily loans. None of the Group 2 Loans involve borrowers that are bankruptcy-remote special purpose entities. As a result, defaults and losses could occur for reasons unrelated to the financial condition or operation of the related mortgaged property.

         SEE "THE MORTGAGE POOL -- MULTIFAMILY LOANS" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION ABOUT THE MULTIFAMILY LOANS. SEE "DESCRIPTION OF THE SERVICING AGREEMENT -- SERVICING OF MULTIFAMILY LOANS" IN THIS PROSPECTUS SUPPLEMENT FOR A DISCUSSION OF THE SERVICING OF MULTIFAMILY LOANS.

         Set forth below is a description of certain additional characteristics of the Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                             PRINCIPAL BALANCES AT ORIGINATION

                                                                           PERCENTAGE OF
             ORIGINAL                                    AGGREGATE         CUT-OFF DATE
           GROUP 2 LOAN                NUMBER OF           UNPAID            AGGREGATE
      PRINCIPAL BALANCES ($)         GROUP 2 LOANS    RINCIPAL BALANCE   PRINCIPAL BALANCE
----------------------------------   -------------    ----------------   -----------------
  200,000.01 -   250,000.00.......        2               426,891              0.55%
  250,000.01 -   300,000.00.......        4             1,077,567              1.40
  300,000.01 -   350,000.00.......        8             2,609,680              3.38
  350,000.01 -   400,000.00.......        5             1,954,992              2.53
  400,000.01 -   450,000.00.......        4             1,712,303              2.22
  450,000.01 -   500,000.00.......        6             2,903,290              3.76
  500,000.01 -   550,000.00.......        2             1,055,429              1.37
  550,000.01 -   600,000.00.......        5             2,889,506              3.74
  600,000.01 -   650,000.00.......        5             3,135,206              4.06
  650,000.01 -   700,000.00.......        8             5,418,915              7.02
  700,000.01 -   750,000.00.......        5             3,708,334              4.80
  750,000.01 -   800,000.00.......        2             1,550,664              2.01
  800,000.01 -   850,000.00.......        3             2,500,213              3.24
  850,000.01 -   900,000.00.......        4             3,564,730              4.62
  900,000.01 -   950,000.00.......        2             1,853,843              2.40
  950,000.01 - 1,000,000.00.......        7             6,926,732              8.97
1,000,000.01 - 1,050,000.00.......        3             3,075,122              3.98
1,050,000.01 - 1,100,000.00.......        2             2,180,758              2.83
1,150,000.01 - 1,200,000.00.......        3             3,541,882              4.59
1,200,000.01 - 1,250,000.00.......        3             3,712,660              4.81
1,250,000.01 - 1,300,000.00.......        1             1,298,509              1.68
1,300,000.01 - 1,350,000.00.......        1             1,302,337              1.69
1,400,000.01 - 1,450,000.00.......        1             1,448,337              1.88
1,450,000.01 - 1,500,000.00.......        4             5,952,098              7.71
1,500,000.01 - 1,550,000.00.......        2             3,072,338              3.98
1,650,000.01 - 1,700,000.00.......        1             1,678,073              2.17
1,850,000.01 - 1,900,000.00.......        1             1,872,747              2.43
2,250,000.01 - 2,230,000.00.......        1             2,292,766              2.97
2,450,000.01 - 2,500,000.00.......        1             2,476,808              3.21
                                         --           -----------            ------
  Total...........................       96           $77,192,729            100.00%
                                         ==           ===========            ======


     The average principal balance of the Group 2 Loans at origination was approximately $805,998.

                    PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                  AGGREGATE      PERCENTAGE OF
             CURRENT                                UNPAID       CUT-OFF DATE
           GROUP 2 LOAN            NUMBER OF      PRINCIPAL        AGGREGATE
      PRINCIPAL BALANCES ($)     GROUP 2 LOANS     BALANCE     PRINCIPAL BALANCE
-------------------------------  -------------   -----------   -----------------
  200,000.01 -   250,000.00....       2          $   426,891         0.55%
  250,000.01 -   300,000.00....       4            1,077,567         1.40
  300,000.01 -   350,000.00....       8            2,609,680         3.38
  350,000.01 -   400,000.00....       5            1,954,992         2.53
  400,000.01 -   450,000.00....       4            1,712,303         2.22
  450,000.01 -   500,000.00....       6            2,903,290         3.76
  500,000.01 -   550,000.00....       2            1,055,429         1.37
  550,000.01 -   600,000.00....       5            2,889,506         3.74
  600,000.01 -   650,000.00....       5            3,135,206         4.06
  650,000.01 -   700,000.00....       8            5,418,915         7.02
  700,000.01 -   750,000.00....       5            3,708,334         4.80
  750,000.01 -   800,000.00....       2            1,550,664         2.01
  800,000.01 -   850,000.00....       3            2,500,213         3.24
  850,000.01 -   900,000.00....       4            3,564,730         4.62
  900,000.01 -   950,000.00....       2            1,853,843         2.40
  950,000.01 - 1,000,000.00....       7            6,926,732         8.97
1,000,000.01 - 1,050,000.00....       3            3,075,122         3.98
1,050,000.01 - 1,100,000.00....       2            2,180,758         2.83
1,150,000.01 - 1,200,000.00....       3            3,541,882         4.59
1,200,000.01 - 1,250,000.00....       3            3,712,660         4.81
1,250,000.01 - 1,300,000.00....       1            1,298,509         1.68
1,300,000.01 - 1,350,000.00....       1            1,302,337         1.69
1,400,000.01 - 1,450,000.00....       1            1,448,337         1.88
1,450,000.01 - 1,500,000.00....       4            5,952,098         7.71
1,500,000.01 - 1,550,000.00....       2            3,072,338         3.98
1,650,000.01 - 1,700,000.00....       1            1,678,073         2.17
1,850,000.01 - 1,900,000.00....       1            1,872,747         2.43
2,250,000.01 - 2,230,000.00....       1            2,292,766         2.97
2,450,000.01 - 2,500,000.00....       1            2,476,808         3.21
                                     --          -----------       ------
  Total........................      96          $77,192,729       100.00%
                                     ==          ===========       ======


     As of the Cut-off Date, the average current principal balance of the Group 2 Loans will be approximately $804,090.

                                 MORTGAGE RATES

                                                                 PERCENTAGE OF
                                              AGGREGATE          CUT-OFF DATE
                            NUMBER OF           UNPAID             AGGREGATE
   MORTGAGE RATES (%)     GROUP 2 LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
-----------------------   -------------   -----------------    -----------------
4.000 - 4.499..........         4            $ 3,381,473             4.38%
4.500 - 4.999..........        15             17,005,576            22.03
5.000 - 5.499..........        26             23,240,761            30.11
5.500 - 5.999..........        28             21,175,483            27.43
6.000 - 6.499..........        11              8,420,876            10.91
6.500 - 6.999..........        12              3,968,561             5.14
                               --            -----------           ------
    Total..............        96            $77,192,729           100.00%
                               ==            ===========           ======

     The weighted average mortgage rate of the Group 2 Loans was approximately 5.295% per annum.

                              NEXT ADJUSTMENT DATE

                                                   AGGREGATE     PERCENTAGE OF
                                                     UNPAID       CUT-OFF DATE
                                   NUMBER OF       PRINCIPAL       AGGREGATE
      NEXT ADJUSTMENT DATE       GROUP 2 LOANS      BALANCE    PRINCIPAL BALANCE
------------------------------   -------------   -----------   -----------------
September 1, 2003.............        4          $ 3,381,473         4.38%
October 1, 2003...............        1              498,260         0.65
November 1, 2003..............        1              823,128         1.07
December 1, 2003..............        3            1,415,294         1.83
April 1, 2006.................        9            6,427,548         8.33
May 1, 2006...................        9            7,507,587         9.73
June 1, 2006..................        7            6,002,454         7.78
March 1, 2008.................        7            4,340,989         5.62
April 1, 2008.................       18           14,164,437        18.35
May 1, 2008...................       19           13,123,394        17.00
June 1, 2008..................       16           15,158,611        19.64
July 1, 2008..................        2            4,349,555         5.63
                                     --          -----------       ------
     Total....................       96          $77,192,729       100.00%
                                     ==          ===========       ======

     As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 2 Loans will be approximately 47 months.

                                  GROSS MARGIN

                                                 AGGREGATE      PERCENTAGE OF
                                                   UNPAID       CUT-OFF DATE
                                NUMBER OF        PRINCIPAL        AGGREGATE
    GROSS MARGINS (%)         GROUP 2 LOANS       BALANCE     PRINCIPAL BALANCE
--------------------------    -------------    -----------    -----------------
2.250 - 2.499.............           4         $ 3,381,473          4.38%
2.500 - 2.749.............          14          13,418,348         17.38
2.750 - 2.999.............          36          31,603,639         40.94
3.000 - 3.249.............          24          20,765,454         26.90
3.250 - 3.499.............          17           7,640,792          9.90
3.500 - 3.749.............           1             383,023          0.50
                                    --         -----------        ------
  Total...................          96         $77,192,729        100.00%
                                    ==         ===========        ======

     As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Loans will be approximately 2.805% per annum.

                              MAXIMUM MORTGAGE RATE

                                                 AGGREGATE       PERCENTAGE OF
                                                   UNPAID        CUT-OFF DATE
                                NUMBER OF        PRINCIPAL         AGGREGATE
MAXIMUM MORTGAGE RATES (%)    GROUP 2 LOANS       BALANCE      PRINCIPAL BALANCE
--------------------------    -------------     -----------    -----------------
 9.500  -  9.999..........         14           $16,695,966          21.63%
10.000  - 10.499..........         26            24,195,161          31.34
10.500  - 10.999..........         29            21,485,093          27.83
11.000  - 11.499..........         15            10,847,948          14.05
11.500  - 11.999..........         12             3,968,561           5.14
                                   --           -----------         ------
  Total...................         96           $77,192,729         100.00%
                                   ==           ===========         ======


     As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Loans will be approximately 10.374% per annum.


                            INITIAL FIXED-RATE PERIOD

                                                 AGGREGATE       PERCENTAGE OF
                                                   UNPAID        CUT-OFF DATE
                                 NUMBER OF       PRINCIPAL         AGGREGATE
INITIAL FIXED-RATE PERIOD      GROUP 2 LOANS      BALANCE      PRINCIPAL BALANCE
-------------------------      -------------    -----------    -----------------
Six Months...............           9           $ 6,118,156           7.93%
Three Years..............          25            19,937,588          25.83
Five Years...............          62            51,136,986          66.25
                                   --           -----------         ------
     Total...............          96           $77,192,729         100.00%
                                   ==           ===========         ======

                                INITIAL RATE CAP

                                                  AGGREGATE      PERCENTAGE OF
                                                    UNPAID       CUT-OFF DATE
                                  NUMBER OF       PRINCIPAL        AGGREGATE
     INITIAL RATE CAP (%)       GROUP 2 LOANS      BALANCE     PRINCIPAL BALANCE
---------------------------     -------------    -----------   -----------------
1.00.......................           9          $ 6,118,156           7.93%
5.00.......................          87           71,074,574          92.07
                                     --          -----------         ------
     Total.................          96          $77,192,729         100.00%
                                     ==          ===========         ======



                                PERIODIC RATE CAP

                                                AGGREGATE        PERCENTAGE OF
                                                  UNPAID         CUT-OFF DATE
                               NUMBER OF        PRINCIPAL          AGGREGATE
 PERIODIC RATE CAP (%)       GROUP 2 LOANS       BALANCE       PRINCIPAL BALANCE
------------------------     -------------     -----------     -----------------
1.00....................          96           $77,192,729           100.00%
                                  --           -----------           ------
     Total..............          96           $77,192,729           100.00%
                                  ==           ===========           ======

                           ORIGINAL LOAN-TO-VALUE RATIOS

                                                       AGGREGATE       PERCENTAGE OF
                                                         UNPAID        CUT-OFF DATE
                                      NUMBER OF        PRINCIPAL         AGGREGATE
ORIGINAL LOAN-TO-VALUE RATIOS (%)   GROUP 2 LOANS       BALANCE      PRINCIPAL BALANCE
---------------------------------   -------------     -----------    -----------------
15.01 - 20.00....................         1           $   997,166          1.29%
30.01 - 35.00....................         2             1,995,849          2.59
35.01 - 40.00....................         2               889,534          1.15
40.01 - 45.00....................         3               979,859          1.27
45.01 - 50.00....................         6             4,080,612          5.29
50.01 - 55.00....................         5             2,065,914          2.68
55.01 - 60.00....................         8             6,504,619          8.43
60.01 - 65.00....................         9             6,777,932          8.78
65.01 - 70.00....................        28            21,465,056         27.81
70.01 - 75.00....................        32            31,436,059         40.72
                                         --           -----------        ------
      Total......................        96           $77,192,729        100.00%
                                         ==           ===========        ======

     The minimum and maximum loan-to-value ratios of the Group 2 Loans at origination were approximately 16.74% and 75.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 2 Loans at origination was approximately 65.75%.



                   GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                 PERCENTAGE OF
                                                               AGGREGATE         CUT-OFF DATE
                                             NUMBER OF           UNPAID            AGGREGATE
                  STATE                    GROUP 2 LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
----------------------------------------   -------------   -----------------   -----------------
California..............................        78            $65,272,051             84.56%
Oregon..................................         6              2,785,310              3.61
Texas...................................         5              2,789,999              3.61
Washington..............................         5              2,507,143              3.25
Other (less than 3% in any one state)...         2              3,838,225              4.97
                                                --            -----------            ------
   Total................................        96            $77,192,729            100.00%
                                                ==            ===========            ======

     No more than approximately 5.49% of the Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                                  LOAN PURPOSES


                                                  AGGREGATE      PERCENTAGE OF
                                                    UNPAID       CUT-OFF DATE
                                  NUMBER OF       PRINCIPAL       AGGREGATE
        LOAN PURPOSE            GROUP 2 LOANS      BALANCE     PRINCIPAL BALANCE
-----------------------------   -------------    -----------   -----------------
Cash-Out Refinance...........        54          $38,730,595         50.17%
Purchase ....................        37           34,501,090         44.69
Rate and Term Refinance......         5            3,961,045          5.13
                                     --          -----------        ------
   Total.....................        96          $77,192,729        100.00%
                                     ==          ===========        ======


In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.